SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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☐ Soliciting Material Pursuant to Section 240.14a-12

MOOG INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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MOOG INC., EAST AURORA, NEW YORK 14052

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOOG Inc. will be held in the Auditorium of the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on Wednesday, January 12, 2005, at 9:15 a.m., for the following purposes:

1. To consider an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized Class A common shares.

2. To elect THREE directors of the Company, one of whom will be a Class A director elected by the holders of Class A shares to serve a three-year term expiring in 2008, and two of whom will be Class B directors elected by the holders of Class B shares to serve a three-year term expiring in 2008, or until the election and qualification of their successors.

3. To consider and ratify the selection of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the 2005 fiscal year.

4. To consider and transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on December 1, 2004 as the record date for determining which shareholders shall be entitled to notice of and to vote at such meeting. SHAREHOLDERS WHO WILL BE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SHAREHOLDERS WHO WILL VOTE BY PROXY ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS AS DESCRIBED ON THE PROXY CARD. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

JOHN B. DRENNING, Secretary

Dated:	East Aurora, New York

December 13, 2004

GENERAL
CERTAIN BENEFICIAL OWNERS
PROPOSAL 1 -- AMENDMENT TO CERTIFICATE OF INCORPORATION
PROPOSAL 2 -- ELECTION OF DIRECTORS
NOMINATING AND GOVERNANCE COMMITTEE REPORT
EXECUTIVE COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
STOCK OPTION COMMITTEE REPORT
COMPENSATION OF DIRECTORS
STOCK PRICE PERFORMANCE GRAPH 1999 - 2004
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
EMPLOYEES’ RETIREMENT PLAN
SUPPLEMENTAL RETIREMENT PLAN
EMPLOYMENT TERMINATION BENEFITS AGREEMENTS
DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE
PROPOSAL 3 -- SELECTION OF INDEPENDENT AUDITORS
AUDIT FEES AND PRE-APPROVAL POLICY
PROPOSALS OF SHAREHOLDERS FOR 2006 ANNUAL MEETING

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS OF
MOOG INC.
TO BE HELD IN THE AUDITORIUM OF THE ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE, BUFFALO, NEW YORK
ON JANUARY 12, 2005

      This Proxy Statement is furnished to shareholders of record on December 1, 2004 by the Board of Directors of MOOG Inc. (the “Company”) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders on Wednesday, January 12, 2005, at 9:15 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about December 13, 2004.

      If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions thereon. Unless otherwise specified, the proxy will be deemed to confer authority to vote the shares represented by the proxy “FOR” Proposal 1, the amendment to the Company’s Restated Certificate of Incorporation, “FOR” Proposal 2, the election of directors and “FOR” Proposal 3, the ratification of Ernst & Young LLP as independent auditors for the fiscal year 2005.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it insofar as it has not been exercised. Any revocation may be made in person at the meeting, or by submitting a proxy bearing a date subsequent to that on the proxy to be revoked, or by written notification to the Secretary of the Company.

GENERAL

      The Board of Directors has fixed the close of business on December 1, 2004 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On December 1, 2004, the Company had outstanding and entitled to vote, a total of                      shares of Class A common stock (“Class A shares”) and                      shares of Class B common stock (“Class B shares”).

      Holders of Class A shares are entitled to elect at least 25% of the Board of Directors, rounded up to the nearest whole number, so long as the number of outstanding Class A shares is at least 10% of the number of outstanding shares of both classes of common stock. Currently, the holders of Class A shares are entitled, as a class, to elect three directors of the Company, and the holders of the Class B shares are entitled, as a class, to elect the remaining eight directors. Other than on matters relating to the election of directors or as required by law, where the holders of Class A shares and Class B shares vote as separate classes, the record holder of each outstanding Class A share is entitled to a one-tenth vote per share, and the record holder of each outstanding Class B share is entitled to one vote per share on all matters to be brought before the meeting.

      The Class A director and the Class B directors will be elected by a plurality of the votes cast by the respective class. The amendment to the Restated Certificate of Incorporation requires the approval by a vote of the majority of the Class A and Class B shares voting as one class, and the ratification of the auditors and the other matters submitted to the meeting may be adopted by a majority of the Class A and Class B votes cast, a quorum of                     Class A shares and                     Class B shares being present.

      In accordance with New York law, abstentions and broker non-votes are not counted in determining the votes cast in connection with the amendment to the restated Certificate of Incorporation or the ratification of the selection of Ernst & Young LLP as auditors of the Company for the 2005 fiscal year. However, abstentions and broker non-votes will have the effect of a negative vote on the proposal to amend the Restated Certificate of Incorporation, which requires the vote of a majority of Class A and Class B shares voting as one class. Votes withheld, including broker non-votes, in connection with the election of one or more nominees for director will not be counted and will have no effect.

CERTAIN BENEFICIAL OWNERS

Security Ownership

      The only persons known by the Company to own beneficially more than five percent of the outstanding shares of either class of the voting common stock of the Company are set forth below.

	Class A		Class B
	Common Stock		Common Stock(1)

	Amount and		Amount and
	Nature of		Nature of
	Beneficial	Percent	Beneficial	Percent
Name and Address of Beneficial Owner	Ownership	of Class	Ownership	of Class

Wellington Management Co. LLP	2,190,000	9.6	–0–	–0–
75 State Street Boston, MA 02109
Moog Inc. Savings and Stock Ownership Plan(2)	943,217	4.1	1,165,859	37.1
c/o Moog Inc. Jamison Rd. East Aurora, NY 14052
All directors and officers as a group(3)	660,369	2.9	189,382	6.0
(See “Election of Directors,” particularly footnotes 10 and 15 to the table on pages 5, 6 and 7)
Moog Family Agreement as to Voting(4)	180,309	0.8	244,062	7.8
c/o Moog Inc. Jamison Rd. East Aurora, NY 14052
Moog Inc. Employee Retirement Plan(5)	99,349	0.4	667,356	21.3
c/o Moog Inc. Jamison Rd. East Aurora, NY 14052
Moog Stock Employee Compensation Trust(6)	–0–	–0–	317,129	10.1
c/o Moog Inc. Jamison Rd. East Aurora, NY 14052
Lord Abbett & Co.	1,317,000	5.7	–0–	–0–
90 Hudson Street Jersey City, NJ 07302
Earnest Partners	1,254,000	5.5	–0–	–0–
75 Fourteenth Street, Suite 2300 Atlanta, GA 30309

(1)	Class B shares are convertible into Class A shares on a share-for-share basis.

(2)	These shares are allocated to individual participants under the Plan and are voted by the Trustee, HSBC Bank USA, Buffalo, New York, as directed by the participants to whom such shares are allocated. Any allocated shares as to which voting instructions are not received are voted by the Trustee as directed by the Plan’s Investment Committee. As of September 25, 2004, 9,710 of the allocated Class A shares and 38,796 of the allocated Class B shares were allocated to accounts of officers and are included in the share totals in the table on page 5 for all directors and officers as a group.

(3)	See the table on pages 5, 6, and 7 containing information concerning the shareholdings of directors and officers of the Company.

(4)	Does not include options to acquire Class A shares. See “Moog Family Agreement as to Voting” for an explanation as to how the shares shown in the table as beneficially owned are voted.

(5)	Shares held are voted by the Trustee, Manufacturers and Traders Trust Company, Buffalo, New York, as directed by the Moog Inc. Retirement Plan Committee.

(6)	On December 3, 2003, the Board of Directors approved the establishment of the Moog Stock Employee Compensation Trust (“Moog SECT”). The purpose of the Moog SECT is to acquire Moog shares that become available for subsequent use in the Moog Inc. Savings and Stock Ownership Plan or other Moog Inc. employee benefit plans. The Trust will terminate on the earlier of (a) the date the Trust no longer holds any assets or (b) a date specified in a written notice. During fiscal 2004, the Moog SECT acquired 378,144 Class B shares from various members of the Moog family and from the Seneca Foods Corporation, subsequently selling 61,015 shares to the Moog Inc. Savings and Stock Ownership Plan.

The Trustee of the Moog SECT is G. Wayne Hawk, who resides at 380 Shultz Road, Elma, New York 14059. The Trustee’s powers and rights include, among others, the right to retain or sell SECT assets, borrow from Moog Inc. upon direction from an Administrative Committee and enter into related loan agreements, vote or give consent with respect to securities held by the Moog SECT in the Trustee’s sole discretion, employ accountants and advisors as may be reasonably necessary, to utilize a custodian to hold, but not manage or invest, assets held by the Moog SECT, and consult with legal counsel.

Moog Family Agreement as to Voting

      The Moog Family Agreement as to Voting is an agreement among the following relatives of the late Jane B. Moog: her children, Constance Kent Moog Silliman, Nancy Moog Aubrecht, Douglas B. Moog and Susan M. Mitchell; her adult grandchildren; her son-in-law, Richard A. Aubrecht; her daughter-in-law, Jeanne M. Moog; and Albert K. Hill, former legal counsel to the Company. The agreement relates to 180,309 Class A shares and 244,062 Class B shares, exclusive of currently exercisable options, owned of record or beneficially by the parties to the agreement other than Mr. Hill. Mr. Hill’s shares are not covered by the agreement.

      Each party to the agreement granted an irrevocable proxy covering that parties’ shares of stock to a committee consisting of: Richard A. Aubrecht, Constance Kent Moog Silliman, Jeanne M. Moog, Douglas B. Moog, Susan M. Mitchell and Albert K. Hill. The committee is required to take all action necessary to cause all shares subject to the agreement to be voted as may be determined by the vote of any four of its members.

      The agreement contains restrictions on the ability of any party to remove shares of stock from the provisions of the agreement, to transfer shares or to convert Class B shares to Class A shares. The agreement further provides that each committee member has the right to appoint a successor from among the persons who are subject to the agreement.

      The agreement continues in force until December 31, 2015, and is automatically renewed from year to year after that date unless any party to the agreement gives notice to the other parties of his election to terminate the agreement at least 90 days before December 31 of that year. The agreement also terminates when any of the following events occur: the Company ceases to do business; the Company’s bankruptcy, receivership or dissolution; upon the mutual agreement of holders of 85% of the shares that are bound by the agreement; whenever there is only one surviving person bound by the agreement; or upon five days notice by the Company that at least two-thirds of the holders of record of shares entitled to vote have approved a merger, consolidation, reorganization or a plan for liquidation, dissolution or sale of substantially all of our assets.

PROPOSAL 1 — AMENDMENT TO CERTIFICATE OF INCORPORATION

      Pursuant to a resolution adopted on November 30, 2004, the Board of Directors of the Company has approved, and recommends that the shareholders approve, a proposal to amend the first paragraph of section (a) of Article THIRD of the Company’s Restated Certificate of Incorporation to increase the authorized number of Class A shares of the Company.

      If the proposed amendment to the Restated Certificate of Incorporation is adopted, the first paragraph of section (a) of Article THIRD will read in its entirety as follows:

“THIRD: (a) The aggregate number of shares which the Corporation shall have the authority to issue is 70,000,000 shares, of which 50,000,000 shares, of the par value of $1.00 per share shall be designated Class A Common Shares and 10,000,000 shares of the par value of $1.00 per share shall be designated as Class B Common Shares, and 10,000,000 shares of par value of $1.00 per shares shall be designated as Preferred Shares, which Preferred Shares shall be issuable in one or more series.”

Increase in Authorized Shares of Class A Common Stock

      If approved by the shareholders, the amendment will authorize the Company to issue an additional 20,000,000 Class A shares having a par value of $1.00 per share. The Restated Certificate of Incorporation currently authorizes 30,000,000 Class A shares, 10,000,000 Class B shares, and 10,000,000 preferred shares (“Preferred Shares”). On December 1, 2004, the Company had outstanding a total of                     Class A shares and  Class B shares. There are no Preferred Shares outstanding and the proposed amendment will not increase the authorized number of Class B shares or Preferred Shares. The additional authorized Class A shares will, when issued, have the same rights, preferences and privileges as the Class A shares now issued and outstanding.

Recommendation of Board of Directors

      The Board of Directors has concluded that the flexibility provided by increasing the number of authorized Class A shares is in the best interest of the Company and its shareholders. The additional authorized shares may be used for general purposes, including stock splits, stock dividends, share distributions, acquisitions, possible financing activities and employee and director benefit plans. Possible financing activities may include raising additional capital funds through offerings of Class A shares or equity or debt securities convertible into or exchangeable for Class A shares. The Company does not have any present plans, arrangements, commitments or understandings with respect to the issuance of any additional Class A shares.

Certain Effects of the Proposal

      The holders of Class A and Class B shares do not have preemptive rights to subscribe for additional shares of their respective class. If the shareholders approve the proposed amendment, the Board of Directors may issue additional Class A shares without further shareholder action, except as required by applicable law. In addition, in some circumstances (generally relating to the number of shares to be issued, the manner of the offering and the identity of the recipients), the rules of the New York Stock Exchange may require specific shareholder authorization in connection with the issuance of additional shares. The Company does not anticipate that it will seek authorization from the shareholders for issuance of additional Class A shares unless required by applicable law or the rules of the New York Stock Exchange.

      The issuance of any additional Class A shares may have the effect of diluting the percentage of stock ownership, book value and voting rights of the present holders of Class A shares. The proposed amendment may also have the effect of discouraging attempts to take over control of the Company, as additional shares could be used to dilute the stock ownership and voting powers of, or increase the cost to, a party seeking to obtain control of the Company. The proposed amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Restated Certificate of Incorporation having an anti-takeover effect.

Vote Required and Effective Date of Proposed Amendment

      The amendment to the Restated Certificate of Incorporation requires the approval by a vote of the majority of the Class A and Class B shares voting as one class. Abstentions and broker non-votes will have the effect of a negative vote on the proposed amendment. If approved by the shareholders, the amendment to the Company’s Restated Certificate of Incorporation will become effective upon the filing of a Certificate of

Amendment with the Secretary of State of New York, which is expected to be filed shortly after the annual meeting of shareholders.

      The Board of Directors recommends a vote “FOR” the adoption of the amendment to the Restated Certificate of Incorporation.

PROPOSAL 2 — ELECTION OF DIRECTORS

      One of the three classes of the Board of Directors of the Company is elected annually to serve a three-year term. Three directors are to be elected at the meeting, of which one is to be a Class A director elected by the holders of the outstanding Class A shares, and two of which are to be Class B directors elected by the holders of the outstanding Class B shares. The Class A nominee and the Class B nominees will be elected to hold office until 2008, or until the election and qualification of their successors. The persons named in the enclosed proxy will vote Class A shares for the election of the Class A nominee named below, and Class B shares for the election of the Class B nominees named below, unless the proxy directs otherwise. In the event any of the nominees should be unable to serve as a director, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not expected that any of the nominees will be unable to serve.

Nominees, Directors and Named Executives

      Certain information regarding nominees for Class A and Class B directors, as well as those directors whose terms of office continue beyond the date of the 2005 Annual Meeting of Shareholders, and Named Executives, including their beneficial ownership of equity securities, is set forth below. Unless otherwise indicated, each person held various positions with the Company for the past five years and has sole voting and investment power with respect to the securities beneficially owned. Beneficial ownership includes securities which could be acquired pursuant to currently exercisable options or options which become exercisable within 60 days of the date of this Proxy Statement.

      All of the nominees have previously served as directors and have been elected as directors at prior annual meetings.

			Shares of Common Stock

		First		Percent		Percent
		Elected		of		of
	Age	Director	Class A	Class	Class B	Class

Nominees for Class B Director Term Expiring in 2008
Joe C. Green(1)	63	1986	32,417	*	6,312	*
Raymond W. Boushie(2)	64	2004	–0–		–0–
Nominee for Class A Director Term Expiring in 2008
Robert T. Brady(3)(4)	63	1984	159,823	*	67,031	2.1%
Class B Directors Continuing in Office Term Expiring in 2006
Richard A. Aubrecht(5)(6)	60	1980	119,716	*	58,008	1.8%
John D. Hendrick(7)	66	1994	18,041	*	2,250	*
Brian J. Lipke(8)	53	2003	–0–	*	–0–	*
Class B Directors Continuing in Office Term Expiring in 2007
Kraig H. Kayser(9)(10)	44	1998	13,430	*	–0–	*
Robert H. Maskrey(11)	63	1998	77,952	*	46,054	1.5%
Albert F. Myers(12)	58	1997	14,364	*	–0–	*

			Shares of Common Stock

		First			Percent			Percent
		Elected			of			of
	Age	Director	Class A		Class	Class B		Class

Class A Directors Continuing in Office Term Expiring in 2006
James L. Gray(13)	69	1999	14,307		*	–0–		*
Class A Directors Continuing in Office Term Expiring in 2007
Robert R. Banta(14)	62	1991	10,150		*	975		*
Named Executives
Stephen A. Huckvale(16)	55	n/a	57,351		*	–0–		*
All directors and officers as a group (twenty persons)			660,369	(15)	2.9	189,382	(15)	6.0

 *     Does not exceed one percent of the class.

(1)	Mr. Green began his career at the Company in 1966. In 1973 Mr. Green was named Vice President — Human Resources, and elected Executive Vice President and Chief Administrative Officer in 1988. Before joining the Company, Mr. Green worked for General Motors Institute and served as a Captain in the U.S. Army. Mr. Green received his B.S. from Alfred University in 1962 and completed graduate study in Industrial Psychology at Heidelberg University in Germany.

(2)	Mr. Boushie has been President of the $430 million Aerospace & Electronics segment of Crane Co. since 1999, and was previously President of Crane’s Hydro-Aire operation. Mr. Boushie has a B.A. from Colgate University, an Associate Metallurgy degree from Reynolds Metals Co., and has completed graduate work at the University of Michigan and the Wharton School of Finance at the University of Pennsylvania.

(3)	Mr. Brady has worked at the Company since 1966 in positions that have encompassed finance, production and operations management. In 1976, Mr. Brady was named Vice President and General Manager of the Aerospace Group. He was elected a director in 1984 and became President and CEO in 1988. In 1996 he was elected Chairman of the Board. Prior to joining Moog, Mr. Brady served as an officer in the U.S. Navy. Mr. Brady received his B.S. from the Massachusetts Institute of Technology in 1962 and received his M.B.A. from Harvard Business School in 1966.

(4)	Mr. Brady’s wife owns 2,597 Class A shares which are not included in the number reported.

(5)	Dr. Aubrecht began his career with the Company in 1969. He worked in various engineering capacities, including three years at the Company’s German operating subsidiary. After three years with American Hospital Supply, Dr. Aubrecht rejoined the Company in 1979 as Administrative Vice President and Secretary. In 1988, he became Chairman of the Board, and in 1996 was elected Vice Chairman of the Board and Vice President of Strategy and Technology. Dr. Aubrecht studied at the Sibley School of Mechanical Engineering at Cornell University where he received his B.S., M.S. and Ph.D. degrees.

(6)	Dr. Aubrecht’s wife is the beneficial owner of 39,565 Class A shares which are not included in the number reported.

(7)	Mr. Hendrick retired in 2003 as Chairman and President of Okuma America Inc., a $400 million company, headquartered in Charlotte, North Carolina. Mr. Hendrick became President of Okuma in 1989. He received a B.S.M.E. from the University of Pittsburgh and a M.S. from Carnegie Mellon University.

(8)	Mr. Lipke is the Chairman of the Board and Chief Executive Officer of Gibraltar Industries, Inc. located in Buffalo, NY, with revenues of approximately $1.0 billion. Mr. Lipke started his career with

Gibraltar in 1972, and became President in 1987 and Chairman of the Board in 1999. Mr. Lipke attended the SUNY College of Technology at Alfred and the University of Akron.

(9)	Mr. Kayser is President and Chief Executive Officer of Seneca Foods Corporation, with revenues of over $900 million, headquartered in Pittsford, NY. Prior to his promotion in 1993, Mr. Kayser was the company’s CFO. He received a B.A. from Hamilton College and an M.B.A. from Cornell University.

(10)	Does not include 101,000 Class A shares and 53,000 Class B shares held in a Seneca Foods Corporation pension plan for which Mr. Kayser is one of three trustees as well as one of a number of beneficiaries. Also not included are 32,625 Class A shares owned by the Seneca Foods Foundation, of which Mr. Kayser is a director.

(11)	Mr. Maskrey has been with the Company since 1964. He served in a variety of engineering capacities through 1976. From 1976 until 1981, Mr. Maskrey was Chief Engineer for the Electronics & Systems Division. In 1981, Mr. Maskrey joined the Aircraft Controls Division, of which he became General Manager and concurrently a Vice President of the Company in 1985. In 1999, he was elected an Executive Vice President and Chief Operating Officer. Mr. Maskrey received his B.S. and M.S. in Mechanical Engineering from the Massachusetts Institute of Technology.

(12)	Mr. Myers is Corporate Vice President of Strategy and Technology of Northrop Grumman Corporation, headquartered in Los Angeles, CA, with revenues of $28 billion. Formerly Vice President and Treasurer, Mr. Myers joined Northrop in 1981. He received his B.S. and M.S. degrees in Mechanical Engineering from the University of Idaho and a M.S. degree from the Alfred P. Sloan Fellowship at the Massachusetts Institute of Technology.

(13)	Mr. Gray retired as Chairman and CEO of PrimeStar Partners, LP, in 1998, a communications company with $1.3 billion in revenues. Previously Mr. Gray was Vice Chairman of Time Warner Cable. He received his B.S. in Business Administration from Kent State University and his M.B.A. from the State University of New York at Buffalo.

(14)	Mr. Banta has been with the Company since 1983 when he was appointed Vice President — Finance. He became Executive Vice President and Chief Financial Officer in 1988 and was named a Director in 1991. Prior to joining the Company, Mr. Banta was Executive Vice President of Corporate Banking for M&T Bank. Mr. Banta received his B.S. from Rutgers University and holds an M.B.A. from the Wharton School of Finance and Commerce at the University of Pennsylvania.

(15)	Does not include shares held by spouses, or as custodian or trustee for minors, as to which beneficial interest has been disclaimed, or shares held under the “Moog Family Agreement as to Voting” described on page 3. Includes 238,834 Class A shares subject to currently exercisable options or options which become exercisable within 60 days. Officers and directors of the Company have entered into an agreement among themselves and with the Company’s Savings and Stock Ownership Plan (the “SSOP”), the Employees’ Retirement Plan and the Company, which provides that prior to selling Class B shares obtained through exercise of a non-statutory option, the remaining officers and directors, the SSOP, the Employees’ Retirement Plan and the Company have an option to purchase the shares being sold.

(16)	Dr. Huckvale began his career with the Company in 1980. From 1980 to 1986, Dr. Huckvale served as Engineering Manager of Moog Controls Ltd. In 1986, Dr. Huckvale was named General Manager of the Pacific Group. In 1990, Dr. Huckvale was elected a Vice President of Moog, and in 1995, was named head of the Moog International Group. Prior to joining the Company, Dr. Huckvale worked for Plessy Hydraulics and the Atkins Research and Development Center. Dr. Huckvale received his Ph.D. in Mechanical Engineering from the University of Bath in England.

Director Independence

      The Board of Directors has adopted standards for determining whether a director is independent from management. The Board reviews, consistent with the Company’s corporate governance guidelines, whether a director has any material relationship with the Company that would impair the director’s independent judgment.

      To assist it in making independence determinations, the Board refers to the standards set forth at 303A.02(b) of the New York Stock Exchange Listed Company Manual. The Board of Directors has affirmatively determined, based on its standards, that the following directors are independent: Messrs. Raymond W. Boushie, James L. Gray, John D. Hendrick, Kraig H. Kayser, Brian J. Lipke, and Albert F. Myers. The Board has also determined that all Board standing committees, other than the Executive Committee, are composed entirely of independent directors.

Certain Relationships and Related Transactions

      Mr. Myers, one of the Company’s directors, is an executive officer of Northrop Grumman Corporation. Moog acquired the Poly-Scientific division of Litton Industries, Inc. from Northrop Grumman at the beginning of fiscal year 2004 for a purchase price of $152 million. Mr. Myers did not participate in any Board meetings or discussions regarding the Poly-Scientific acquisition and abstained from voting on approval of the acquisition.

Executive Sessions

      The Company’s corporate governance guidelines provide that the non-management directors, which for the Company are all of the independent directors, meet without management at regularly scheduled executive sessions. Generally, these sessions will take place prior to or following regularly scheduled Board meetings. Each executive session has a Presiding Director, who acts as chairperson for the executive session, with the role of Presiding Director rotating among the independent Directors.

Section 16 Beneficial Ownership Reporting Compliance

      Except as noted, during the fiscal year ended September 25, 2004, the executive officers and directors of the Company timely filed with the Securities and Exchange Commission the required reports regarding their beneficial ownership of Company securities. One transaction related to the grant of stock options was reported late for Lawrence J. Ball, a Vice President.

Other Directorships

      Current Directors of the Company are presently serving on the following boards of directors of other publicly traded companies:

Name of Director	Company

Robert T. Brady	M & T Bank Corporation; Seneca Foods Corporation; Astronics Corporation; National Fuel Gas Company
Kraig H. Kayser	Seneca Foods Corporation
Brian J. Lipke	Gibraltar Industries

Board of Directors and Committee Meetings

      From September 27, 2003 to September 25, 2004, the Board of Directors held four meetings. The following are the standing committees of the Board of Directors and the number of meetings they each held during the last fiscal year:

	Number of
Committees	Meetings	Members

Audit	7	Messrs. Kayser, Hendrick, Gray and Myers
Executive	0	Messrs. Brady, Aubrecht, Banta, Green, and Maskrey
Executive Compensation	1	Messrs. Hendrick, Gray, Myers, and Lipke
Stock Option	1	Messrs. Myers, Hendrick, Gray, and Lipke
Nominating and Governance	1	Messrs. Gray, Hendrick, Kayser, Lipke and Myers

      Mr. Gray attended fewer than 75% of Board of Directors and Committee meetings. While due to various reasons Board members may not be able to attend a Board meeting, all Board members are provided information related to each of the agenda items before each meeting, and, as such, can provide counsel outside the confines of regularly scheduled meetings. It is the Company’s policy that to the extent reasonably practicable Board members are expected to attend shareholder meetings. All but one of our directors attended our January 2004 shareholders meeting.

      The Audit Committee oversees the integrity of the financial reporting process, the independent auditor and the internal audit function of the Company. The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Compensation Committee determines the CEO’s compensation and makes recommendations on non-CEO executive compensation plans. The Stock Option Committee is responsible for the administration of the stock option plans of the Company and recommends to the Board of Directors proposed recipients of stock options. The Nominating and Governance Committee evaluates and recommends candidates for the Board of Directors and oversees governance matters.

Website Access to Information

      The Company’s internet address is www.moog.com. The Company has posted to the investor information portion of its website its corporate governance guidelines, board committee charters (including the charters of its Audit, Executive Compensation, and Nominating and Governance Committees) and code of ethics. This information is available in print to any shareholder upon request. All requests for these documents should be made to the Company’s Manager of Investor Relations by calling (716) 687-4225.

Communications with Directors

      The Board of Directors has provided a process for which shareholders or other interested parties can communicate with the Board of Directors or with the non-management directors as a group. All such questions or inquiries should be directed to the Secretary of the Company, John B. Drenning, c/o Hodgson Russ, LLP, One M&T Plaza, Suite 2000, Buffalo, New York 14203. Mr. Drenning will review and communicate pertinent inquiries to the Board, or if requested, the non-management directors as a group.

NOMINATING AND GOVERNANCE COMMITTEE REPORT

      The Nominating and Governance Committee is composed solely of independent non-employee directors in accordance with the standards of the New York Stock Exchange. The committee participates in the search for qualified directors. At a minimum, qualifications must include relevant experience in the operation of public companies, education and skills, and a high level of integrity. The candidate must be willing and available to serve and should represent the interests of all shareholders and not of any special interest group. After conducting an initial evaluation of a candidate, the Committee will interview that candidate if it believes the candidate might be suitable to be a director and may also ask the candidate to meet with other directors and management. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full board that candidate’s election. A shareholder wishing to nominate a candidate should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company in accordance with the procedures outlined in the Company’s by-laws. In making a nomination, shareholders should take into consideration the criteria set forth above and in the Company’s corporate governance guidelines. The Board of Directors has adopted a written charter for the Nominating and Governance Committee. A copy of the charter is available on the Company’s website. The

Committee met on November 30, 2004 and nominated Messrs. Boushie, Brady and Green for election at the 2005 Annual Meeting.

James L. Gray John D. Hendrick Kraig H. Kayser Brian J. Lipke Albert F. Myers

EXECUTIVE COMPENSATION COMMITTEE REPORT

      The Executive Compensation Committee is composed solely of independent, non-employee directors of the Company. The Executive Compensation Committee is responsible for all elements of executive compensation including base salary, management profit sharing and other benefit programs for key executives.

      The goals of the Company’s executive compensation program are to:

1. Pay competitively to attract, retain and motivate superior executives who must operate in a highly competitive and technologically specialized environment;

2. Relate total compensation for each executive to overall Company performance as well as individual performance, and

3. Align executives’ performances and financial interests with shareholder value.

      It is the Company’s policy to consider the deductibility of executive compensation under applicable income tax rules, as one of many factors used to make specific compensation determinations consistent with the goals of the Company’s executive compensation program. Presently, and for the foreseeable future, Section 162(m) of the Internal Revenue Code, relating to the nondeductibility of individual annual executive compensation payments in excess of $1 million, will not cause any compensation to be paid by the Company to be nondeductible.

Salaries

      Base salary ranges are developed after considering the recommendations of professional compensation consultants who conduct annual compensation surveys of similar companies. Base salaries within these ranges are targeted to be above average and competitive in relation to salaries paid for similar positions in comparable companies. On an annual basis, the Executive Compensation Committee reviews management recommendations for executives’ salaries utilizing the results of survey data for comparable executive positions. Individual salary determinations within the established ranges are made based on position accountabilities, experience, sustained individual performance, overall Company performance, and peer comparisons inside and outside the Company, with each factor being weighed reasonably in relation to other factors.

Management Profit Sharing

      Under the discretionary Management Profit Sharing Program, an individual executive’s annual profit share is determined by multiplying the base salary by the product of the Company’s percent improvement in diluted earnings per share and a multiple which varies with the executive’s accountabilities. The Company uses percent improvement in earnings per share as the performance parameter because it is a principal financial performance measurement used by share investors and the general financial community.

      The plan is intended to motivate executives toward the achievement of goals which are directly aligned with shareholder interests. Officers of the Company participate in this plan with all other key executives. There have been fiscal years when management has temporarily suspended payment under the Management Profit Sharing Program or paid only a portion of the amount calculated under the program. A management profit share was awarded to executives for fiscal year 2004. Such profit share was paid to executive officers on December 3, 2004, the date the Executive Compensation Committee established for payment.

Stock Options

      Stock option plans are used to align the long-term financial interests of executives with those of shareholders.

      The shareholders of the Company, on February 11, 1998, approved a Stock Option Plan (“1998 Plan”) providing for the grant of options which may be “Incentive Stock Options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, or a combination of both, as determined by the Stock Option Committee. The 1998 Plan, which will terminate on December 31, 2007, covers a total of 1,350,000 shares of the Company’s Class A common stock, $1.00 par value, reserved for the grant of options to directors, officers, and other key employees. The 1998 Plan provides that the option price shall be at least equal to the fair market value of the Company’s Class A common stock at the time of the grant. The Plan is administered by the Stock Option Committee of the Board of Directors, which is comprised of at least three directors, each of whom is an independent Board member.

      On February 5, 2003 the shareholders approved the 2003 Stock Option Plan (“2003 Plan”). The 2003 Plan is the same in all material respects to the 1998 Plan described in the preceding paragraph, with the exception that the 2003 plan imposes a three year holding period requirement unless Moog stock is used in payment of options exercised. The 2003 Plan covers 900,000 Moog Class A shares and terminates November 26, 2012.

      During fiscal year 2004, Messrs. Brady, Green, Maskrey, Banta and Huckvale received options for 18,000, 13,500, 13,500, 13,500 and 13,500 shares, respectively, and all executive officers and directors as a group received options for a total of 159,750 shares. Of the options granted, options for 131,625 shares have an exercise price of $29.61, options for 13,500 shares have an exercise price of $32.93 and 14,625 shares have an exercise price of $35.82, and are exercisable not less than one year and ending not more than ten years after the date upon which they were granted. See page 14 for table of Option Grants in Last Fiscal Year.

Other Compensation Plans

      In order that the total aggregated compensation package provided executives meets the Company’s goals, executives receive certain additional benefit plans as discussed on pages 14 through 16. These plans are comparable to those provided to executives in companies surveyed by the Company’s professional compensation consultants.

Compensation of the Chief Executive Officer

      The Executive Compensation Committee determines the Chief Executive Officer’s salary and other compensation elements based on performance. The salary is established within a salary range recommended by an independent compensation consulting firm.

      The Company continues to closely manage its business plans in response to changing demands in a very competitive global marketplace. The Company also continues to evaluate strategic acquisitions to strengthen its market position. Management has continued to improve overall financial performance.

      Mr. Brady has been Chief Executive Officer since 1988 and Chairman since 1996. His dedicated leadership continues to be a vital guiding force for the Company in meeting the challenges of a diverse global business environment. His efforts not only have resulted in improved Company performance during fiscal 2004, but have also positioned the Company for continued success in the future.

      The Executive Compensation Committee believes that its actions in 2004 have been consistent with and have effectively implemented the Company’s overall compensation policies.

John D. Hendrick James L. Gray Albert F. Myers Brian J. Lipke

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Messrs. Hendrick, Gray, Myers and Lipke served on the Executive Compensation Committee during the past fiscal year. Mr. Brady, the Company’s Chairman, President and Chief Executive Officer, is a director of Seneca Foods.

AUDIT COMMITTEE REPORT

      The Audit Committee consists solely of independent non-employee directors in accordance with the standards of the New York Stock Exchange. The Audit Committee meets at least quarterly. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter can be found at the Company’s internet address, www.moog.com.

      In connection with the September 25, 2004 year end financial statements, the Audit Committee met on November 3, 2004 and November 30, 2004. In these meetings the Audit Committee (1) reviewed and discussed the audited financial statements with management including critical accounting judgements, (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61 and (3) received and discussed with the auditors the matters required by Independence Standards Board Standard No. 1. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

      The Board of Directors has determined that each member of the audit committee is a financial expert within the meaning of applicable SEC rules.

Kraig H. Kayser John D. Hendrick James L. Gray Albert F. Myers

STOCK OPTION COMMITTEE REPORT

      The Stock Option Committee consists of Messrs. Myers, Hendrick, Gray, and Lipke. The Stock Option Committee is composed of independent, non-employee directors of the Company. See the heading Stock Options on page 11 for information on stock option plans and grants.

Albert F. Myers James L. Gray John D. Hendrick Brian J. Lipke

COMPENSATION OF DIRECTORS

      Non-employee directors are paid $5,000 per quarter and reimbursed for expenses incurred in attending Board and committee meetings. The aggregate remuneration was $115,000 for the fiscal year ended September 25, 2004.

      The Company’s 1998 and 2003 Stock Option Plans provide that options to purchase Class A shares may be granted to non-employee directors of the Company. During fiscal year 2004, Messrs. Boushie, Hendrick, Kayser, Gray, Lipke and Myers each were granted options to purchase 1,125 Class A shares at an exercise price per share equal to the fair market value of a Class A share on the date of grant.

      The Board of Directors recommends a vote “For” the nominees for Class B directors and “For” the nominee for Class A director.

STOCK PRICE PERFORMANCE GRAPH

1999 – 2004

      The following graph compares the cumulative total shareholder return on the Company’s Class A Common Stock with that of the NYSE Composite Index, a major index of the New York Stock Exchange and the S&P Aerospace/ Defense Index, an industry index published by Standard and Poor’s Corporation. The comparison for each of the periods assumes that $100 was invested on September 30, 1999 in each of the Company’s Class A Common Stock, the stocks included in the NYSE Composite Index and the S&P Aerospace/ Defense Index. These indices, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG MOOG INC., THE NEW YORK STOCK EXCHANGE (US) INDEX
AND THE S & P AEROSPACE & DEFENSE INDEX

	Cumulative Total Return

	9/99	9/00	9/01	9/02	9/03	9/04

MOOG INC.	100.00	104.33	117.24	146.80	203.63	282.83
NEW YORK STOCK EXCHANGE (US)	100.00	133.92	94.89	66.60	90.77	111.19
S&P AEROSPACE & DEFENSE	100.00	100.66	80.99	89.38	91.20	122.04

*	$100 invested on 9/30/99 in stock or index — including reinvestment of dividends. Fiscal year ending September 30.

SUMMARY COMPENSATION TABLE

      The following tabulation shows information concerning the compensation for services in all capacities to the Company for the fiscal years ended September 25, 2004, September 27, 2003 and September 28, 2002 of the Chief Executive Officer and the other four most highly compensated executive officers at September 25, 2004 (the “Named Executives”).

	Annual Compensation				Securities
					Underlying	All Other
		Salary	Bonus	Other	Options	Compensation
Name and Principal Position	Year	($)	($)	($)	(#)	($)(1)

Robert T. Brady	2004	636,000	164,030	13,817	18,000	7,892
Chairman of the Board,	2003	582,748	80,917	13,719	18,000	97,892
President, Chief Executive Officer	2002	564,246	97,291	23,807	18,000	7,892
Robert H. Maskrey	2004	493,516	120,944	9,181	13,500	8,902
Executive Vice President,	2003	439,005	62,245	9,510	13,500	8,152
Chief Operating Officer	2002	393,498	68,577	10,358	29,241	6,835
Joe C. Green	2004	471,760	115,705	6,448	13,500	7,482
Executive Vice President,	2003	405,501	59,339	6,448	13,500	6,269
Chief Administrative Officer	2002	335,004	56,586	5,468	13,500	5,198
Robert R. Banta	2004	421,008	104,038	12,047	13,500	6,751
Executive Vice President,	2003	365,004	51,594	12,229	13,500	5,719
Chief Financial Officer	2002	336,997	57,598	9,880	13,500	3,284
Stephen A. Huckvale	2004	376,125	91,228	20,052	13,500	817
Vice President	2003	306,628	42,518	17,241	13,500	538
	2002	274,207	47,580	17,302	13,500	252

(1)	Amounts shown for 2004 include $0, $1,200, $0, $0 and $0 representing Company matching contributions to the Company’s Savings and Stock Ownership Plan, $0, $0, $0, $0, $0 for payments in lieu of vacation and $7,892, $7,702, $7,482, $6,751 and $817 representing premiums on group life insurance, paid by the Company on behalf of Messrs. Brady, Maskrey, Green, Banta and Huckvale, respectively.

OPTION GRANTS IN LAST FISCAL YEAR

      Shown below is information as to grants of stock options made during the fiscal year ended September 25, 2004 to the Named Executives.

					Potential Realizable Value
	Individual Grants				At Assumed Annual Rates
					Of Stock Price Appreciation
	Number of	% of Total			For Option Term($)(2)
	Securities	Options
	Underlying	Granted to	Exercise		Assumed	Assumed
	Options	Employees in	Price Per	Expiration	Appreciation	Appreciation
Name	Granted(1)	Fiscal Year	Share($)	Date	of 5%	of 10%

Robert T. Brady	18,000	11.3%	29.61	12/02/13	335,160	849,420
Robert H. Maskrey	13,500	8.5%	29.61	12/02/13	251,370	637,065
Joe C. Green	13,500	8.5%	29.61	12/02/13	251,370	637,065
Robert R. Banta	13,500	8.5%	29.61	12/02/13	251,370	637,065
Stephen A. Huckvale	13,500	8.5%	29.61	12/02/13	251,370	637,065

(1)	Only Class A stock options were granted in fiscal 2004. These options become exercisable in annual installments as follows: (a) Mr. Brady — 18,000 shares on December 2, 2010; (b) Mr. Maskrey — 13,500 shares on December 2, 2011; (c) Mr. Green — 3,231 shares on December 2, 2010 and 10,269 shares on December 2, 2011; (d) Mr. Banta — 3,231 shares on December 2, 2010, 3,376 shares on December 2, 2011 and 6,893 shares on December 2, 2012; (e) Mr. Huckvale — 384 shares on December 2, 2012 and 13,116 shares on December 2, 2013.

(2)	Potential realizable values are based on the assumed annual growth rates for the ten-year option term. A 5% annual growth rate for the options granted on December 2, 2003 would result in a stock price of

$48.23 at the December 2, 2013 expiration date and a 10% annual growth rate would result in a stock price of $76.80 at the December 2, 2013 expiration date. The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company’s future performance and prospects.

AGGREGATED OPTION EXERCISES IN LAST

FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      Shown below is information concerning exercises of options by the Named Executives during fiscal year 2004 and the number and value of their unexercised options at fiscal year-end. This information includes options granted under the 1998 Stock Option Plan, which was approved by shareholders in February 1998.

					Value of
					Unexercised
			Number of Securities		In-the-Money
	Shares Acquired		Underlying Unexercised		Options
	On Exercise		Options at Fiscal Year-End		At Fiscal
					Year-End($)
		Value	Class A	Class A	Class A
Name	Class A	Realized($)	Exercisable	Unexercisable	Exercisable

Robert T. Brady	–0–	–0–	36,000	90,000	865,373
Robert H. Maskrey	38,796	739,615	–0–	71,445	–0–
Joe C. Green	16,469	370,979	9,395	54,099	242,485
Robert R. Banta	51,700	1,234,903	–0–	36,500	–0–
Stephen A. Huckvale	–0–	–0–	42,036	70,464	932,300

EQUITY COMPENSATION PLAN INFORMATION

      The Company maintains the 1998 Stock Option Plan and 2003 Stock Option Plan. Set forth below is information as of September 25, 2004 regarding shares of Class A Common stock that may be issued under the plans.

Number of Securities
Remaining Available
for Issuance Under
	Number of Securities		Equity
	to be Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected
Plan Category	Warrants and Rights	Warrants and Rights	in Column(a)

	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	1,034,803	$18.02	843,918

EMPLOYEES’ RETIREMENT PLAN

      Under the Company’s Employees’ Retirement Plan, benefits are payable monthly upon retirement to participating employees of the Company based upon compensation and years of service and subject to limitations imposed by the Employee Retirement Income Security Act of 1974 (“ERISA”). The Employees’ Retirement Plan is administered by a Retirement Plan Committee and covers all employees with one year of service and a minimum of 1,000 hours of employment.

      Benefits payable under the Plan are determined on the basis of compensation and credited years of service. It is a career average plan. Effective January 1, 1998, Plan compensation for prior service as of October 1, 1990, is the base annual rate of pay, plus overtime pay and shift differential compensation for calendar year 1989, or the base annual rate of pay as of January 1, 1988, if higher.

      Future service compensation is the basic annual rate of pay for the preceding plan year plus overtime and shift differential compensation, limited to $200,000 (as indexed) from October 1, 2002 forward.

      The prior service benefit is 1.15% of the first $20,000 of prior service compensation, plus 1.75% of the excess, multiplied by prior service, but not less than the accrued benefit as of September 30, 1990, determined under the prior Plan.

      The future service benefit for each year of credited service is 1.15% of the first $20,000 of future service compensation for such year, plus 1.75% of the excess. Any participant with five years or more of service receives a minimum pension of $2,400 per year, reduced pro rata for credited service of less than 15 years.

SUPPLEMENTAL RETIREMENT PLAN

      The Company also has a Supplemental Retirement Plan applicable to eligible officers of the Company with at least 10 years of continuous service upon retirement at age 65 or older.

      The Supplemental Retirement Plan provides benefits for an eligible officer who retires at age 65 with 25 years of service equal to 65% of the average of the highest consecutive three year base salary plus the highest annual profit share paid within three years of such officer’s retirement, less any benefits payable under the Employees’ Retirement Plan, and also less one-half the primary Social Security benefit of such officer at age 65. An officer 60 or more years of age, whose combined chronological age and years of service equal or exceed 90, may elect early retirement and receive reduced benefits. A reduced benefit is available for officers 65 years of age with between 10 and 25 years of service.

      A participant’s benefits are vested in the event of an involuntary termination of employment other than for cause, as defined in the Supplemental Retirement Plan. For purposes of the Supplemental Retirement Plan, a change in duties, responsibilities, status, pay or perquisites which follows a change of control of the Company, as defined therein, is deemed an involuntary termination.

      The projected annual benefits, based on the last three years compensation, payable at normal age 65 retirement for each of the Named Executives under the Employees’ Retirement Plan and the Supplemental Retirement Plan including one-half of the estimated primary Social Security benefit are:

Projected Annual
Benefit
Payable At Normal
Name	Retirement Age

Robert T. Brady	$480,394
Robert H. Maskrey	361,425
Joe C. Green	331,220
Robert R. Banta	312,969
Stephen A. Huckvale	205,527

EMPLOYMENT TERMINATION BENEFITS AGREEMENTS

      Certain executive officers of the Company, including those named in the Summary Compensation Table, have entered into Employment Termination Benefits Agreements (the “Termination Agreements”) with the Company.

      The Termination Agreements provide that upon death, disability or retirement, the executive will receive those benefits provided to him by the Company under all its benefit plans. Where employment is terminated for cause, as defined in the Termination Agreements, the executive is entitled to the cash equivalent of any unutilized vacation, but is not entitled to participate in any profit share award or incentive compensation payable after the date of termination. In such circumstances, the right to exercise any stock options is also terminated. Upon a voluntary termination, the executive receives employment benefits up to the date of termination, as well as the cash value of any unutilized vacation benefits and stock options that may be exercised. In the event of a voluntary termination, the executive is not entitled to receive any profit share award or incentive compensation payable after termination.

      Upon an involuntary termination other than for cause, the executive is immediately vested under the Supplemental Retirement Plan and is entitled to receive for one year, certain perquisites and insurance benefits. The executive also receives amounts otherwise payable under the Management Profit Sharing Program. Stock options may be exercised, or if not then exercisable, the executive is entitled to cash in an amount equal to the difference between the then current market value of the Company Common Stock underlying the option and the option’s exercise price. The executive is entitled to the cash value of unutilized vacation benefits, as well as to the continuation of base compensation plus profit share and any bonus for between 12 and 36 months, based on years of service. Where involuntary termination occurs by reason of a change of control of the Company, as defined in the Termination Agreements, the executive receives the benefits otherwise provided for an involuntary termination, with accelerated vesting of compensation continuation.

      During the term of the Termination Agreements, and in the event of involuntary termination upon a change of control, until the last payment to the executive is made under the Termination Agreements, the executive may not compete with the Company.

DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE

      On November 1, 2004, the Company renewed an officers and directors indemnification insurance policy written by The Chubb Group. The renewal was for a one-year period at an annual premium of $225,000. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No payments or claims of indemnification or expenses have been made under any such insurance policies purchased by the Company at any time.

      On November 30, 2004, the Board of Directors approved a new form of indemnification agreements for officers, directors and key employees, replacing a previous indemnification agreement for officers and directors established in 1987. The new indemnification agreement provides that officers, directors and key employees will be indemnified for expenses, investigative costs and judgements arising from threatened, pending or completed legal proceedings. The form of the new indemnification agreement was filed with the Securities and Exchange Commission on Form 8-K on December      , 2004.

PROPOSAL 3 — SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors, on recommendation of the Audit Committee, has selected Ernst & Young LLP, independent certified public accountants, to continue as independent auditors of the Company for fiscal year 2005. Representatives of Ernst & Young LLP are expected to attend the shareholders meeting, will be available to respond to appropriate questions and will be given the opportunity to make a statement if they so desire. In April 2003, the Company reported a change in its independent auditors to Ernst & Young LLP from KPMG LLP and PricewaterhouseCoopers, GmbH.

      In connection with the audits of the Company’s financial statements for the fiscal year ended September 28, 2002 and in the subsequent interim periods from September 28, 2002 through and including April 21, 2003, there were no disagreements between the Company and its auditors, KPMG LLP and PricewaterhouseCoopers GmbH, on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of KPMG LLP or PricewaterhouseCoopers GmbH, would have caused KPMG LLP or PricewaterhouseCoopers GmbH to make reference to the matter in their reports.

      There were no “reportable events” as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

      The Company did not consult with Ernst & Young LLP during the fiscal year ended September 28, 2002 or during the subsequent interim periods from September 28, 2002 through and including April 21, 2003, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

      The Company requested KPMG LLP and PricewaterhouseCoopers GmbH to furnish letters addressed to the Securities and Exchange Commission stating whether KPMG LLP and PricewaterhouseCoopers GmbH agree with the statements made above by the Company. Such letters were provided.

AUDIT FEES AND PRE-APPROVAL POLICY

      The following table sets forth the fees incurred by the Company related to the services of the Company’s principal independent accountants, Ernst & Young for the fiscal year ended September 25, 2004, and Ernst & Young, KPMG and PricewaterhouseCoopers for the fiscal year ended September 27, 2003:

	Fiscal Year Ended	Fiscal Year Ended
	September 25, 2004	September 27, 2003

Audit Fees	$926,541	$727,065
Audit-Related Fees	116,725	52,000
Tax Fees	203,374	225,305
All Other Fees	10,955	9,835

Total	$1,257,595	$1,014,205

      The Audit-Related Fees and All Other Fees principally relate to the audits of various U.S. benefit plans, as required, and discussions associated with applicable Sarbanes-Oxley legislation. Tax Fees relate to services associated with tax planning and compliance.

      The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to any de minimus exceptions described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

      The Board of Directors recommends a vote “FOR” ratification of Ernst & Young LLP as auditors for fiscal year 2005.

PROPOSALS OF SHAREHOLDERS FOR 2006 ANNUAL MEETING

      To be considered for inclusion in the proxy materials for the 2006 Annual Meeting of Shareholders, shareholder proposals must be received by the Secretary of the Company prior to August 15, 2005. Under the Company’s by-laws, if a shareholder wishes to nominate a director or bring other business before the shareholders at the 2006 Annual Meeting without having a proposal included in the proxy statement for that meeting, the shareholder must notify the Secretary of the Company in writing between September 16, 2005 and October 15, 2005 and the notice must contain the specific information required by the Company’s by-laws. A copy of the Company’s by-laws can be obtained without charge by writing Moog’s Treasurer at the Company’s East Aurora address.

      Section 1.06 of the Company’s by-laws provides that proposals may be properly brought before an annual meeting by a shareholder of record (both at the time notice of the proposal is given by the shareholder and as of the record date of the annual meeting in question) of any shares of the Company entitled to vote at the annual meeting if the shareholder provides timely notice of the proposal to the Secretary of the Company in accordance with the requirements of the by-laws. A shareholder making a proposal at an annual meeting must be present at such meeting in person and the business brought before an annual meeting must also be a proper matter for shareholder action under the New York Business Corporation Law.

      A shareholder’s notice to the Secretary of the Company must set forth certain information regarding the shareholder and the proposal, including the name and address of the shareholder, a brief description of the business the shareholder desires to bring before the annual meeting and the reasons for conducting such business at such annual meeting, the class or series and number of shares beneficially owned by the shareholder, the names and addresses of other shareholders known to support such proposal and any material interest of the shareholder in such proposal.

      Section 1.06 further provides that nominations of candidates for election as directors of the Company at any annual meeting of shareholders may be made by a shareholder of record (both at the time notice of such nomination is given by the shareholder and as of the record date of the annual meeting in question) of any shares of the Company entitled to vote at the annual meeting for the election of directors if the shareholder provides timely notice to the Secretary of the Company in accordance with the requirements of the by-laws. A shareholder may nominate a candidate for election as a director only as to such class of director whose election the shareholder would be entitled to vote thereon at an annual meeting of shareholders. Any shareholder who desires to make a nomination must be present in person at the annual meeting.

      In addition to the information required in a notice of a proposal, a notice to the Secretary with respect to nominations must contain certain information regarding each proposed nominee for director, including, the nominee’s name, age, business and residence address, principal occupation, the class or series and number of shares of the Company beneficially owned by the nominee and a consent of the nominee to serve as a director, if elected. The notice must also provide a description of any arrangements or understandings between the nominating shareholder and each nominee and such other information concerning the nominee as required pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

      Further information regarding proposals or nominations by shareholders can be found in Section 1.06 of the Company’s By-Laws. If the Board of Directors or a designated committee determines that any proposal or nomination was not made in a timely fashion or fails to meet the information requirements of Section 1.06 in any material respect, such proposal or nomination will not be considered.

OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

      The cost of this solicitation of proxies will be borne by the Company. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record, and will reimburse such persons for any reasonable expense in forwarding the material. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone and will not receive any additional compensation.

      Copies of the 2004 Annual Report of the Company, which include the Company’s Annual Report on Form 10-K for fiscal 2004, are being mailed to shareholders, as are this Proxy Statement, proxy card and Notice of Annual Meeting of Shareholders. Additional copies may be obtained, without charge, from the Treasurer of the Company, East Aurora, New York 14052.

By Order of the Board of Directors

JOHN B. DRENNING, Secretary

Dated:	East Aurora, New York

December      , 2004

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 12, 2005 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE
BUFFALO, NEW YORK
CLASS A SHARES

     The undersigned hereby directs HSBC Bank USA, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class A common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 12, 2005, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class A shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

(See Reverse)

Ù FOLD AND DETACH HERE Ù

MOOG INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

Wednesday, January 12, 2005
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Please Mark Here
for Address ☐
Change or
Comments
SEE REVERSE SIDE

	FOR	AGAINST	ABSTAIN
1) Amendment to Certificate of Incorporation.	☐	☐	☐

2) Election of Director.

FOR the nominee listed to the right ☐	WITHHOLD AUTHORITY to vote for the nominee listed to the right ☐	CLASS A DIRECTOR TERM EXPIRING IN 2008 01 Robert T. Brady

3) Ratification of Ernst & Young LLP as auditors for the year 2005.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4) In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

Dated:	, 200

(Signature of Shareholder(s)

Please sign, date and return your voting card by 1/03/05 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

INTERNET http://www.eproxy.com/moga		TELEPHONE 1-800-435-6710		MAIL

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 12, 2005 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE
BUFFALO, NEW YORK
CLASS A SHARES

     The undersigned hereby directs Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution to vote all shares of Class A common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 12, 2005, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     THE CLASS A SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR ITEM 1, FOR THE NOMINEE LISTED IN ITEM 2, AND FOR ITEM 3.

(See Reverse)

Ù FOLD AND DETACH HERE Ù

MOOG, INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

Wednesday, January 12, 2005
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Please Mark Here
for Address ☐
Change or
Comments
SEE REVERSE SIDE

	FOR	AGAINST	ABSTAIN

1) Amendment to Certificate of Incorporation.	☐	☐	☐

2) Election of Director.

FOR the nominee listed to the right ☐	WITHHOLD AUTHORITY to vote for the nominee listed to the right ☐	CLASS A DIRECTOR TERM EXPIRING IN 2008 01 Robert T. Brady

3) Ratification of Ernst & Young LLP as auditors for the year 2005.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
4) In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

Dated:	, 200

(Signature of Shareholders)

Please sign, date and return your voting card by 1/03/05 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

INTERNET http://www.eproxy.com/moga		TELEPHONE 1-800-435-6710		MAIL

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 12, 2005 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE
BUFFALO, NEW YORK
CLASS B SHARES

     The undersigned hereby directs HSBC Bank USA, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class B common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 12, 2005, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class B shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

(See Reverse)

Ù FOLD AND DETACH HERE Ù

MOOG INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

Wednesday, January 12, 2005
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Please Mark
Here for Address ☐
Change or Comments
SEE REVERSE SIDE

	FOR	AGAINST	ABSTAIN

1. Amendment to Certificate of Incorporation.	☐	☐	☐

2. Election of Directors.

FOR all nominees listed to the right (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the right ☐	CLASS B DIRECTORS TERMS EXPIRING IN 2008 01 Joe C. Green 02 Raymond W. Boushie

To withhold authority for any individual nominee, please write his name in the space provided below.

3. Ratification of Ernst & Young LLP as auditors for the year 2005.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

Dated:	, 200

(Signature of Shareholder(s)

Please sign, date and return your voting card by 1/03/05 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

INTERNET http://www.eproxy.com/mogb		TELEPHONE 1-800-435-6710		MAIL

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 12, 2005 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE
BUFFALO, NEW YORK
CLASS B SHARES

     The undersigned hereby directs Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution to vote all shares of Class B common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 12, 2005, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     THE CLASS B SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR ITEM 1, AND FOR THE NOMINEES LISTED IN ITEM 2 AND FOR ITEM 3.

(See Reverse)

Ù FOLD AND DETACH HERE Ù

MOOG INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

Wednesday, January 12, 2005
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Please Mark Here
for Address ☐
Change or
Comments
SEE REVERSE SIDE

	FOR	AGAINST	ABSTAIN

1. Amendment to Certificate of Incorporation.	☐	☐	☐

2. Election of Directors.

FOR all nominees listed to the right (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the right ☐	CLASS B DIRECTORS TERMS EXPIRING IN 2008 01 Joe C. Green 02 Raymond W. Boushie

To withhold authority for any individual nominee, please write his name in the space provided below.

3. Ratification of Ernst & Young LLP as auditors for the year 2005.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof

Dated:	, 200

(Signature of Shareholder(s)

Please sign, date and return your voting card by 1/03/05 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

INTERNET http://www.eproxy.com/mogb		TELEPHONE 1-800-435-6710		MAIL

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.